UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): July 27, 2021 (July 20, 2021)

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-1443512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2629 Townsgate Road, Suite 215

Westlake Village, CA 91361

(Address of principal executive offices)

(714) 312-6844

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the At:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2021, the board of directors (“Board”) of Force Protection Video Equipment Corp. (“Company”) amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to update, replace, and amend the following:

Annual Shareholder Meeting

Previous Bylaws	Amended and Restated Bylaws
Article II, Section 2 – Annual Meeting of shareholders held on 31st of December in each year at 9 a.m.	Section 2.2 – Authorizes the Board to determine the time and place of annual meetings of stockholders.

Special Meeting of Shareholders

Previous Bylaws	Amended and Restated Bylaws
Article II, Section 3 – Special Meetings of shareholders can be called by 10% or more of all votes entitled to be cast on any issue proposed at the meeting.	Section 2.3 – Special Meeting of shareholders can be called by (i) the Board, (ii) the Chairman of the Board, (iii) the CEO, or (iv) holders of more than 20% of the voting power of the outstanding shares entitled to vote.

Quorum Requirement of Shareholder Meetings

Previous Bylaws	Amended and Restated Bylaws
Article II, Section 7 – Quorum for a meeting of shareholders requires a majority of the shares entitled to vote, represented in person or by proxy.	Section 2.6 – Quorum is one third (1/3) of the voting power of the issued and outstanding capital stock of the corporation, present in person or represented by proxy.

Proxies for Shareholder Voting

Previous Bylaws	Amended and Restated Bylaws
Article II, Section 9 – An appointment for proxy was valid for up to eleven (11) months, unless longer specified in appointment form.	Section 2.12 – Proxy appointment cannot be voted or acted upon after three (3) years from its date, unless provided for such longer period as applicable.

Record Date For Stockholder Voting

Previous Bylaws	Amended and Restated Bylaws
Article II, Section 10 – A record date may not be specified to be more than seventy (70) days before the meeting or action.	Section 2.11 – The Record Date shall not be more than sixty (6) nor less than ten (10) days before the date of such meeting, no more than sixty (60) days prior to any other such action.

Advance Notice of Stockholder Business; Advance Notice of Director Nominations; Disclosure by Stockholders of Hedged Positions

Previous Bylaws	Amended and Restated Bylaws
Advance Notice of Stockholder Business – No Applicable Provision.	Section 2.14 – To properly bring business before an annual meeting, business must be specified, comply with certain notice requirements, and be timely (notice received not later than close of business on the 90th day, nor earlier than close of business on the 120th day, prior to the anniversary date of the preceding annual meeting. Notwithstanding, if no prior meeting held, or annual meeting is not within 30 days of prior year annual meeting, to be timely, must be received not later than close of business on the 10th day following the day on which such notice was mailed or disclosure made publicly.

Advance Notice of Director Nominations — No Applicable Provision.	Section 2.15 – Required to comply with provisions of Section 2.14 with respect to notice of director nominations.
Disclosure by Stockholders of Hedged Positions — No Applicable Provision.	Section 2.16 – Requires disclosure of shareholders of hedged positions with respect to Company’s securities for any notice submitted pursuant to Section 2.14 and 2.15 above.

Director Special Meetings

Previous Bylaws	Amended and Restated Bylaws
Article III, Section 8 – A Special Meetings of the Board could be called by the Chairman or the President of the Company with 14 day’s notice.	Section 3.7 – Special Meetings of the Board may be called by the Chairman, CEO, President, Secretary, or any two directors upon twenty four (24) hour’s notice.

Corporate Governance Compliance

Previous Bylaws	Amended and Restated Bylaws
No Applicable Provision.	Section 3.14 – Requirement that Board complies with appropriate rules for any exchange the Company may be traded on (Nasdaq, NYSE, etc.).

Committees of the Board

Previous Bylaws	Amended and Restated Bylaws
No Applicable Provision.	Article IV – Provides Board with power to create Committees of the Board and establishes Committee powers and duties.

Corporate Records and Books

Previous Bylaws	Amended and Restated Bylaws
Article VI, Section 2 — Required, unless modified by resolution of shareholders within 120 days of close of each year, the Company will provide annual financial statements with certain officer certifications.	No Applicable Provision.
Article VI, Section 3 – If Company indemnities or advances expenses to any director, officer, employee, or agent, Company will report indemnification in writing to shareholders before notice of next shareholder meeting.	No Applicable Provision.

Indemnification

Previous Bylaws	Amended and Restated Bylaws
Article VII, Section 1 – Company has the power to indemnify any director, officer, employee or agent as provided for in Florida Business Corporation Act.	Section 9.1 — The Company shall indemnify, to the fullest extent permitted by the Florida Business Corporation Act, any director or officer of the Corporation in such capacity serving, or serving as an employee, director, officer, agent or otherwise of another enterprise at the request of the Company. Such indemnification is subject to reasonably acting in good faith, and in best interests of Company, on reasonable belief. Indemnification is further to certain authorization and notice requirements.
Article VII, Section 2 – Company may make any other or further indemnification of any director, officer, employee or agent.	Section 9.12 – Company may from time to time, provide rights to indemnification and advancement of expenses to employees and agents of Company.

FORUM FOR ADJUDICATION OF DISPUTES

Previous Bylaws	Amended and Restated Bylaws
No Applicable Provision.	Article X – Exclusive form the adjudication of certain matters set forth in the Bylaws is Florida.

INCONSISTENCIES WITH ARTICLES OF INCORPORATION

Previous Bylaws	Amended and Restated Bylaws
No Applicable Provision.	Section 11.1 – Any inconsistency between the Bylaws and the Articles of Incorporation, the Articles of Incorporation will govern.

The foregoing summary of is qualified in its entirety by the Bylaws, a copy of which is filed as Exhibit 3.01(ii) to this Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.01(ii)	Amended and Restated Bylaws of Force Protection Video Equipment Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2021	Force Protection Video Equipment Corp.

/s/ Christopher Miglino
By: Christopher Miglino
Principal Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01(ii)	Amended and Restated Bylaws of Force Protection Video Equipment Corp.